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                                 VANGUARD FUNDS
                             PROSPECTUS SUPPLEMENT

                                  MAY 19, 1997

EXCHANGING SHARES ON-LINE

An exchange is the selling of shares of one fund to purchase shares of another. You may use your personal computer to exchange shares of most Vanguard funds by accessing Vanguard's website (http://www.vanguard.com). To establish this service for your account, you must first register through our website. We will then send to you, by mail, an account access password that will enable you to make on-line exchanges.

On-line exchanges are subject to the same limitations and policies that apply to telephone exchanges, as described in the funds' prospectuses. The Vanguard funds that you cannot purchase or sell through on-line exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit on-line exchanges within IRAs and other retirement accounts.

                                                                         PSESO